Exhibit 10-19-i

                                Endorsement No. 1
                               Agreement No. 8759
                                ENDORSEMENT NO. 2

                         Attached to and made a part of
                            AGREEMENT OF REINSURANCE
                                    NO. 8759
                                     between
                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY
                                       and
                         GENERAL REINSURANCE CORPORATION


IT IS MUTUALLY AGREED that, effective at 12:01 A.M., September 1, 2001, this Agreement and Exhibits A, B and C are terminated. As respects coverages written on an occurrence basis, the Reinsurer shall not be liable for claims and losses resulting from occurrences taking place at and after such time and date. As respects coverages written on a claims-made basis, the Reinsurer shall not be liable for claims received and recorded by the Company or the insured at and after such time and date, unless such claim is received and recorded by the Company or the insured during an extended reporting period in force at such time and date.

The Reinsurer shall return to the Company the reinsurance premium unearned calculated on the monthly pro rata basis as of such time and date, less the commission previously allowed thereon.


IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate,

this               day of                                     , 200___,
     -------------        ------------------------------------

                                            PENN-AMERICA INSURANCE COMPANY
                                            PENN-STAR INSURANCE COMPANY




Attest:
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and this           day of                                     , 200___.
         ---------        ------------------------------------

                                            GENERAL REINSURANCE CORPORATION



                                                                Vice President
Attest:
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